SHARE PURCHASE AGREEMENT




                                     between




                             2017146 Ontario Limited



                                     - and -



                           HIRSCH INTERNATIONAL CORP.

                           in respect of the shares of



                             PULSE MICROSYSTEMS LTD.



                                TABLE OF CONTENTS
ARTICLE 1 - INTERPRETATION........................................................................................1
   1.1       Defined Terms........................................................................................1
   1.2       Best of Knowledge....................................................................................5
   1.3       Schedules............................................................................................5
   1.4       Currency.............................................................................................6
   1.5       Choice of Law and Attornment.........................................................................6
   1.6       Interpretation Not Affected by Headings or Party Drafting............................................6
   1.7       Number and Gender....................................................................................6
   1.8       Time of Essence......................................................................................6
ARTICLE 2 - PURCHASE AND SALE.....................................................................................6
   2.1       Purchased Shares.....................................................................................6
   2.2       Payment of Purchase Price............................................................................7
   2.3       Adjustments to Purchase Price........................................................................7
   2.4       Determination of Net Book Value......................................................................7
   2.5       Access to Business Records...........................................................................9
   2.6       Payment of Adjustment Amounts.......................................................................10
ARTICLE 3 - REPRESENTATIONS AND WARRANTIES.......................................................................11
   3.1       Representations and Warranties of the Vendor........................................................11
   3.2       Representations and Warranties of the Purchaser.....................................................14
ARTICLE 4 - SURVIVAL AND LIMITATIONS OF REPRESENTATIONS
               AND WARRANTIES....................................................................................17
   4.1       Survival of Warranties by the Vendor................................................................17
   4.2       Survival of Warranties by the Purchaser.............................................................17
ARTICLE 5 - CONDITIONS...........................................................................................17
   5.1       Conditions to the Obligations of the Purchaser......................................................17
   5.2       Conditions to the Obligations of the Vendor.........................................................19
ARTICLE 6 - POST-CLOSING COVENANTS...............................................................................21
   6.1       Post-Closing Covenants by the Vendor................................................................21
   6.2       Post Closing Covenants by the Purchaser.............................................................21
   6.3       Vendor/Purchaser Employee Obligations...............................................................22
   6.4       Pre-Closing Governmental Charges....................................................................22
ARTICLE 7 - CLOSING..............................................................................................23
   7.1       Closing Arrangements................................................................................23
   7.2       Documents to be Delivered...........................................................................23
ARTICLE 8 - INDEMNIFICATION......................................................................................23
   8.1       Indemnity by the Vendor.............................................................................23
   8.2       Indemnification By the Purchaser and Corporation....................................................24
   8.3       Notice to Third Party Claims........................................................................24
   8.4       Rights are Exclusive................................................................................25
ARTICLE 9 - GENERAL PROVISIONS...................................................................................25
   9.1       Further Assurances..................................................................................25
   9.2       Remedies Cumulative.................................................................................25
   9.3       Notices.............................................................................................25
   9.4       Counterparts........................................................................................26
   9.5       Expenses of Parties.................................................................................26
   9.6       Brokerage and Finder's Fees.........................................................................26
   9.7       Assignment..........................................................................................27
   9.8       Successors and Assigns..............................................................................27
   9.9       Entire Agreement....................................................................................27
   9.10      Waiver27
   9.11      Amendments..........................................................................................28
   9.12      Enforceability......................................................................................28


                                    SCHEDULES

Schedule 1.1(c)   -        Assumption Agreement
Schedule 1.1(l)   -        Collateral and Guarantee Agreement
Schedule 1.1(s)   -        Financial Statement
Schedule 1.1(v)   -        Inter-Company Accounts
Schedule 1.1(x)   -        Management and Stockholders' Agreement
Schedule 1.1(hh)  -        Secured Promissory Note
Schedule 1.1(ii)  -        Software License and Distribution Agreement
Schedule 1.1(oo)  -        Warrant Agreement
Schedule 5.1(2)   -        Consents.
Schedule 5.1(10)  -        Outstanding Bank or Other Guarantees and Obligations

                            SHARE PURCHASE AGREEMENT


     THIS AGREEMENT made as of the 31st day of October, 2002

B E T W E E N:

     2017146 ONTARIO LIMITED, an Ontario corporation (the "Purchaser");

                                     - and -

     HIRSCH INTERNATIONAL CORP., a Delaware corporation, (the "Vendor");

RECITES THAT:

1. The Vendor is the registered and beneficial owner of all of the issued and outstanding shares (the "Purchased Shares") in the capital of Pulse Microsystems Ltd. (the " Corporation"); and

2. The Purchaser wishes to purchase, and the Vendor wishes to sell, the Purchased Shares on the terms and conditions herein contained;

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, it is agreed between the parties hereto as follows:

                           ARTICLE 1 - INTERPRETATION

1.1  Defined Terms

     In this Agreement and in the Schedules hereto, unless there is something in the subject matter or context inconsistent therewith, the following terms and expressions will have the following meanings:

     (a) "Affiliate" of any person means another person which, directly or indirectly, is controlled by, controls or is under direct or indirect common control with such person;

     (b) "arm's length" will have the meaning ascribed to such term under the Income Tax Act (Canada);

     (c) "Assumption Agreement" means the debt assignment and assumption agreement among the Vendor, the Purchaser and the Corporation under which the Purchaser shall be assigned and assume all of the Inter-Company Accounts, in the form of agreement as attached as
          Schedule 1.1(c) hereto.

     (d) "Business" means the business carried on by the Corporation which primarily involves the development and distribution of embroidery software, including research and development activities relating thereto and the distribution of products to North American and international Customers;

     (e) "Business Day" means any day other than a day which is a Saturday, a Sunday or a statutory holiday in Toronto, Ontario;

     (f) "Business Records" has the meaning ascribed thereto in section 2.5 hereof;

     (g) "Canadian GAAP" means the accounting principles so described and promulgated by the Canadian Institute of Chartered Accountants which are applicable as at the date on which any calculation made hereunder is to be effective or as at the date of any financial statements referred to herein, as the case may be;

     (h) "Closing" means the completion of the purchase and sale of the Purchased Shares as provided herein;

     (i)  "Closing  Balance Sheet" has the meaning  ascribed  thereto in section
          2.4 hereof;

     (j)  "Closing Date" means October 31, 2002;

     (k) "Closing Time" means 5:00 p.m. in Toronto, Ontario, on the Closing Date or such other time on the Closing Date as the parties hereto may agree upon;

     (l) "Collateral and Guarantee Agreement" means the collateral and guarantee agreement to be entered into on the Closing Date by the Corporation, the Purchaser and the Vendor in the form of the agreement attached hereto as Schedule 1.1(l),

     (m) "Condition" of the Corporation means the condition of the assets, liabilities, operations, activities, earnings, prospects, affairs or financial position of the Corporation;

     (n) "Control" means, with respect to any Corporation, the ownership, directly or through ownership of other persons, of more than 50% of all of the voting rights attached to all of the voting shares of such Corporation, exclusive of shares that are voting only in certain events, unless such events have occurred and are continuing, and, in the case of any other person, ownership directly or indirectly or through ownership of other persons, of more than 50% of the beneficial interest and voting entitlement (if any) therein, and "controlled" and similar expressions shall have the corresponding meanings;

     (o)  "Corporation" means Pulse Microsystems Ltd., an Ontario corporation;

     (p) "Encumbrances" means mortgages, charges, pledges, security interests, liens, encumbrances, actions, claims, demands and equities of any nature whatsoever or howsoever arising and any rights or privileges capable of becoming any of the foregoing;

     (q) "Escrow Agent" means DSI Technology Escrow Services, Inc., as escrow agent pursuant to the Escrow Agreement;

     (r) "Escrow Agreement" means the source code escrow agreement, implemented at the expense of the Vendor and the Purchaser equally, to be entered into as soon as practicable after the Closing Date between the Purchaser, the Vendor, the Corporation and the Escrow Agent and to be in form and content acceptable to the Purchaser and the Vendor, acting reasonably;

     (s) "Financial Statement" means the unaudited balance sheet of the Corporation as at September 30, 2002, a copy of which is attached as
          Schedule 1.1(s) hereto;

     (t) "Governmental Authority" means any federal, state, provincial, regional or municipal government, in Canada or elsewhere, and any person, agency, board, commission or authority of competent jurisdiction, in Canada or elsewhere, exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government;

     (u)  "Independent  Accounting  Firm" has the  meaning  ascribed  thereto in section 2.4 hereof;

     (v) "Inter-Company Accounts" means, collectively, the amounts owing by the Vendor to the Corporation up to the Closing Time comprising accounts receivable and loan receivable by the Corporation, which amounts are more particularly set out in Schedule 1.1(v) hereto and which are subject to adjustment in the manner provided in section 2.3 hereof;

     (w) "Liabilities" means all costs, expenses, charges, debts, liabilities, claims, demands, Taxes and obligations, oral or written, whether primary or secondary, direct or indirect, fixed, contingent, absolute or otherwise, including, without limitation, those arising under any law, rule or regulation of any Governmental Authority, any award of any arbitrator, court or other tribunal and any contract, arrangement, lease, commitment or undertaking;

     (x) "Management and Stockholders' Agreement" means the management and stockholders' agreement entered into on the Closing Date among the Principals, The GK Family Trust, The Tas and Susan Tsonis Family Trust, the Purchaser, the Corporation and the Vendor in the form of agreement attached hereto as Schedule 1.1(x) hereto;

     (y) "Person" means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization;

     (z)  "Preliminary  Statements" has the meaning  ascribed thereto in section
          2.4 hereof;

     (aa) "Price Dispute Notice" has the meaning ascribed thereto in section 2.4 hereof;

     (bb) "Principals"  means,  collectively,   Brian  Goldberg  and  Anastasios
          Tsonis;

     (cc) "Purchase Price" means the sum of $4,976,655, subject to adjustment in the manner provided in section 2.3 hereof, which is the amount payable by the Purchaser to the Vendor for the Purchased Shares as provided herein;

     (dd) "Purchased Shares" means 20 common shares in the capital of the Corporation, constituting all of the issued and outstanding shares of the Corporation, being sold by the Vendor and purchased by the Purchaser hereunder;

     (ee) "Release Date" shall have the meaning ascribed thereto in section 6.1(2) hereof;

     (ff) "Review  Period"  has the  meaning  ascribed  thereto in  section  2.4 hereof;

     (gg) "s.116 Certificate" means a certificate issued pursuant to the provisions of section 116 of the Income Tax Act (Canada) with a certificate limit equal to at least the Purchase Price, in form and substance satisfactory to the Purchaser's solicitors, acting reasonably;

     (hh) "Secured Promissory Note" means the secured promissory note dated as of the Closing Date in the principal amount of $500,000 to be made by the Purchaser in favour of the Vendor in the form of the secured promissory note attached as Schedule 1.1(hh) hereto;

     (ii) "Software Licence and Distribution Agreement" means the software and services supply agreement to be entered into on Closing between the Vendor and the Corporation in the form of the draft software and services supply agreement attached as Schedule 1.1(ii) hereto;

     (jj) "Taxes" means all taxes, assessments or other governmental charges or imposts (including, without limitation, domestic or foreign, federal, provincial, state or local income, withholding, sales use, transfer, intangible, recordation, documentary, stamp, excise, capital, business, goods or services, property, value added, payroll or other taxes or customs duties, unemployment or workers compensation premiums) and any interest or penalties on such taxes, assessments, charges or imposts or in respect of such taxes, assessments, charges or imposts;

     (kk) "Territory" means the world;

     (ll) "Transaction Documents" means this Agreement, the Warrant Agreement, the Escrow Agreement, the Secured Promissory Note, the Collateral and Guarantee Agreement, the Assumption Agreement, the Software License and Distribution Agreement, the Management and Stockholders' Agreement and any other document entered into or delivered in connection with the transactions contemplated by this Agreement;

     (mm) "U.S. GAAP" means generally acceptable accounting principles which are applicable in the United States of America as at the date on which any calculation made hereunder is to be effective or as at the date of any financial statements referred to herein, as the case may be;

     (nn) "Vendor's Auditor" means BDO Seidman, LLP; and

     (oo) "Warrant Agreement" means the warrant agreement to be entered into on the Closing Date between the Vendor and the Purchaser in the form of the warrant agreement attached as Schedule 1.1(oo) hereto; and

     (pp) "Warranty Claim" means a claim made by either the Purchaser or the Vendor based on or with respect to the inaccuracy or non-performance or non-fulfilment or breach of any representation or warranty made by the other party contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby.

1.2  Best of Knowledge

     Any reference herein to "the best of the knowledge" of any (i) individual will be deemed to mean the actual knowledge of such party and the knowledge which he or she would have had if such party had conducted a diligent inquiry into the relevant subject matter, and (ii) corporation will be deemed to mean the actual knowledge of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, General Counsel or any Vice President of such corporation.

1.3  Schedules

     The Schedules listed in the Table of Contents to this Agreement which do not constitute separate agreements executed and delivered by the relevant parties at the Closing Time, namely Schedules 1.1(s), 1.1(v), 5.1(2) and 5.1(10), are incorporated into this Agreement by reference and are deemed to be part hereof.

1.4  Currency

     Unless otherwise indicated, all dollar amounts referred to in this agreement are in lawful currency of the United States of America.

1.5  Choice of Law and Attornment

     This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

1.6  Interpretation Not Affected by Headings or Party Drafting

     The division of this Agreement into articles, sections, paragraphs, subsections and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement and the Schedules hereto and not to any particular article, section, paragraph, clause or other portion hereof and include any agreement or instrument supplementary or ancillary hereto. Each party hereto acknowledges that it and its legal counsel have reviewed and participated in settling the terms of this Agreement, and the parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

1.7  Number and Gender

     In this Agreement, unless there is something in the subject matter or context inconsistent therewith,

     (a) words in the singular number include the plural and such words shall be construed as if the plural had been used,

     (b) words in the plural include the singular and such words shall be construed as if the singular had been used, and

     (c) words importing the use of any gender shall include all genders where the context or party referred to so requires, and the rest of the sentence shall be construed as if the necessary grammatical and terminological changes had been made.

1.8  Time of Essence

     Time shall be of the essence hereof.


                         ARTICLE 2 - PURCHASE AND SALE

2.1  Purchased Shares

     On the terms and subject to the fulfilment of the conditions hereof, the Vendor hereby agrees to sell, assign and transfer to the Purchaser, and the Purchaser hereby agrees to purchase and accept from the Vendor, the Purchased Shares, free and clear of all Encumbrances, for a price payable by the Purchaser to the Vendor equal to the Purchase Price.

2.2  Payment of Purchase Price

     The Purchase Price will be paid as follows:

     (1) at the Closing Time, the Purchaser will execute and deliver to the Vendor the Secured Promissory Note;

     (2) at the Closing Time, the Purchaser will execute and deliver to the Vendor and the Corporation the Assumption Agreement relating to the assumption by the Purchaser of the Inter-Company Accounts owing by the Vendor to the Corporation; and

     (3) at the Closing Time, the Purchaser will pay to the Vendor the balance of the Purchase Price in the amount of $530,482, by certified cheque, bank draft or other source of immediately available funds.

2.3  Adjustments to Purchase Price

     (1) For the purposes hereof, the term "Net Book Value" means the net book value of the Corporation on the Closing Date, expressed in dollars and determined in accordance with the provisions of section 2.4 hereof.

     (2) The Purchase Price payable by the Purchaser to the Vendor in respect of the Purchased Shares shall be:

          (a) increased by the amount, if any, by which the Net Book Value exceeds $4,976,655; or

          (b) decreased by the amount, if any, by which the Net Book Value is less than $4,976,655.

2.4  Determination of Net Book Value

     (1) The Net Book Value (as defined in section 2.3(1) above) of the Corporation shall be determined initially by the Vendor in accordance with U.S. GAAP (applied on a consistent basis (including policies, methodologies and practices) with the Financial Statement and the Vendor's Auditor shall, within 45 days following the Closing Date, be provided by the Vendor with a balance sheet (the "Closing Balance Sheet") for the Corporation as at the close of business on the Closing Date, together with a detailed calculation of such Net Book Value based thereon (such balance sheet, balance sheet calculations and any notes thereto being herein collectively referred to as the "Preliminary Statements"). The Purchaser shall, and shall cause the
          Corporation to, provide all necessary assistance, financial information and access to the Corporation's books and records as may be reasonably required by the Vendor in order for it to complete the Closing Balance Sheet within such time period. The Vendor's Auditor shall perform a limited review procedure of the Preliminary Statements and make such changes thereto as in its view, acting reasonably, are appropriate to the Preliminary Statements in order that they be in accordance with U.S. GAAP applied on a consistent basis with the Financial Statement. Each of the Purchaser and the Vendor and their respective representatives shall have full access to all records and information which are or may be relevant to the determination of the Net Book Value and shall be entitled to make copies of any such records and information. Each of the Purchaser and the Vendor and their respective representatives shall have access to and be entitled to communicate with the Vendor's Auditor concerning any issue or matter relevant to the determination of the Net Book Value; provided that each of the Purchaser and the Vendor shall be kept informed of any such communication and the Vendor's Auditor shall be instructed to promptly advise the Purchaser and the Vendor of all such communications. The Vendor's Auditor shall provide copies of the "Final Statements" (which term as used herein shall mean the Preliminary Statements as they may have been changed and supplemented by the Vendor's Auditor) to the Purchaser and the Vendor promptly following the completion of its review of the Preliminary Statements, together with its report that the calculation of the Net Book Value included therein has been performed in accordance with this Agreement. The Purchaser and the Vendor shall bear equally all fees, costs, disbursements and other expenses of the Vendor's Auditor associated with the performance of its function pursuant to this Section 2.4(1).

     (2) Following the delivery of the Final Statements to the Purchaser and the Vendor, each of the Purchaser and the Vendor shall have the period (the "Review Period") of the next 15 consecutive days to review the Final Statements. At any time in the Review Period either the Purchaser or the Vendor may give written notice (the "Price Dispute Notice") to the other that such party disagrees with the calculation of the Net Book Value as set out in the Final Statements. If a Price Dispute Notice is given as aforesaid in the Review Period, then the provisions of section 2.4(3) shall apply and otherwise the Net Book Value as shown in the Final Statements shall be conclusive as to the amount thereof.

     (3) If either the Purchaser or the Vendor gives a Price Dispute Notice to the other of them during the Review Period pursuant to section 2.4(2) above, then the following provisions of this section shall apply:

          (a) within 10 days following the expiration of the Review Period, the Purchaser and the Vendor shall jointly select and retain an independent firm of chartered accountants of national standing and reputation in the United States (the "Independent Accounting Firm") for the purposes of resolving all remaining unresolved issues with respect to the calculation of the Net Book Value. In the event that the Purchaser and the Vendor are unable to agree upon the firm to be selected as the Independent Accounting Firm within such 5-day period, then the Independent Accounting Firm shall be selected by an Ontario court of competent jurisdiction or as it directs on application by either the Purchaser or the Vendor on notice to the other of them and the retention of the Independent Accounting Firm shall be made within 5 days thereafter;

          (b) within 10 days following the retaining of the Independent Accounting Firm, each of the Purchaser and the Vendor, through their respective representatives, shall present to the Independent Accounting Firm the issue or issues that must be resolved with respect to the calculation of the Net Book Value and their respective submissions with respect to such issue or issues;

          (c) the Purchaser and the Vendor shall use their best efforts to cause the Independent Accounting Firm to render its decision as soon as is reasonably practicable, including without limitation, prompt compliance with all reasonable requests by the Independent Accounting Firm for information, papers, books, records and similar documents; provided that the Purchaser and the Vendor agree that the Independent Accounting Firm shall act as arbitrator only;

          (d) the decisions of the Independent Accounting Firm as to those issues presented to it shall be final and binding on all parties to this Agreement. If the Independent Accounting Firm makes decisions with respect to each of the issues presented to it (disregarding any such issue upon which the Purchaser and the Vendor have agreed to a resolution prior to the Independent Accounting Firm communicating its final decisions to the Purchaser and the Vendor), the Net Book Value shall be deemed to be an amount equal to the amount of the Net Book Value as shown in the Final Statements, subject to and as amended to reflect any changes thereto agreed upon by the Purchaser and the Vendor and all changes required to reflect all decisions of the Independent Accounting Firm as to all issues presented to it, other than as to any of those issues presented to it upon which the Purchaser and the Vendor shall have agreed to a resolution prior to the Independent Accounting Firm communicating its final decisions to the Purchaser and the Vendor; and

          (e) the Purchaser and the Vendor shall bear equally all fees, costs, disbursements and other expenses of the Independent Accounting Firm associated with the performance of its functions pursuant to this section 2.4(3).

2.5  Access to Business Records

     Without charge to any of the parties hereto or any of their respective representatives or the Independent Accounting Firm, the Purchaser and the Vendor shall:

     (1) give the other of them and their respective representatives and the Independent Accounting Firm, if any is retained, access during the usual business hours of the Corporation or the Vendor, as the case may be, to all such records and documents (which are in the care, custody or control of the Corporation, the Purchaser or the Vendor, as the case may be) as any of them may reasonably request in connection with any review or consideration of the Final Statements or the calculation of the Net Book Value (such records and documents being hereinafter in this section, collectively, referred to as the "Business Records");

     (2) permit the other of them and their respective representatives and the Independent Accounting Firm to take extracts from, and make copies of, any of the Business Records; and

     (3) make reasonable space available at any premises of the Corporation or the Vendor, as the case may be, to enable the relevant party or its representatives and the Independent Accounting Firm or any of them to carry out any review or consideration of the Final Statements or the calculation of the Net Book Value.

2.6  Payment of Adjustment Amounts

     (1) If the Net Book Value is finally determined to be an amount less than $4,976,655, as determined in accordance with the provisions of section
          2.4 above, the Vendor agrees to pay to the Purchaser the amount of any such deficiency, subject to subsection 2.6(3), within 30 days of the date of such determination by certified cheque, bank draft or other source of immediately available funds.

     (2) If the Net Book Value is finally determined to be an amount greater than $4,976,655, as determined in accordance with the provisions of section 2.4 above, the Purchaser agrees to pay to the Vendor the amount of any such excess, subject to subsection 2.6(3), within 30 days of the date of such determination by certified cheque, bank draft or other source of immediately available funds; provided that, in the event that such excess adjustment amount results in a Purchase Price that exceeds the purchase price amount set out in the s.116 Certificate, the Purchaser and the Vendor acknowledge and agree that the Purchaser shall be required to withhold and remit the required amount of withholding tax in accordance with Canadian tax laws unless the Vendor is able to provide the Purchaser before the date of such remittance with an amended s.116 Certificate to reflect the increased Purchase Price.

     (3) No such adjustment payment shall be made unless the Net Book Value is finally determined to be an amount that is more than or less than $4,976,655 by a sum which is not less than $50,000, in which case such adjustment payment will be made in an amount equal to the difference between $4,976,655 and the Net Book Value as it is finally determined, subject to a maximum adjustment payment of $250,000.


                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Vendor

     The Vendor represents and warrants to the Purchaser as follows, and confirms that the Purchaser is relying upon the accuracy of each of such representations and warranties in connection with the purchase of the Purchased Shares and the completion of the other transactions hereunder:

     (1) Authority and Binding Obligation. The Vendor has good right and absolute authority to enter into the Transaction Documents to which it is a party and to sell, assign and transfer the Purchased Shares to the Purchaser in the manner contemplated herein, free and clear of Encumbrances, and to perform all of its obligations under the Transaction Documents. The Transaction Documents to which the Vendor is a party and the transactions contemplated thereby have been duly authorized by the Vendor and constitute legal, valid and binding obligations of the Vendor enforceable against it in accordance with their respective terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect with respect to creditors' rights). Each of the Transaction Documents to which the Vendor is a party has been duly executed and delivered by the Vendor.

     (2)  No  Other  Purchase   Agreements.   The  only  shares  issued  by  the
          Corporation are the Purchased Shares and no person other than the Purchaser has any agreement, contract, option, understanding or commitment, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, contract, option, warrant or commitment, including convertible securities, warrants or convertible obligations of any nature, for

          (a) to the best of the Vendor's knowledge, the purchase, subscription, allotment or issuance of, or conversion into, any of the unissued shares in the capital of the Corporation or any securities of the Corporation, or

          (b)  the purchase from the Vendor of any of the Purchased Shares, or

          (c) the purchase or other acquisition from the Corporation of any of its undertaking, property or assets, other than in the ordinary course of the Business.

     (3)  Contractual and Regulatory Approvals.
          -------------------------------------

          (a) Except as provided in this Agreement, the Vendor is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licences, certifications, authorizations or approvals of, or notifications to, any person are required to be obtained by it in connection with the execution, delivery or performance by the Vendor of any of the Transaction Agreements to which it is a party or the completion of any of the transactions contemplated thereby.

          (b) Generally, none of the execution and delivery of any of the Transaction Agreements to which it is a party by the Vendor nor the observance and performance of the terms and provisions of such agreements on the part of the Vendor to be observed and performed, constitutes a violation of applicable law or a violation or breach of any of the constating documents of the Vendor or any provision of any contracts or other instruments to which the Vendor is a party or by which it is bound, or of any order, writ, injunction, decree, statute, rule, by-law or regulation applicable to the Vendor, or constitutes a default (or would with the passage of time or the giving of notice, or both, constitute a default) under any contract or other instrument to which the Vendor is a party or by which it is bound.

     (4) No Adverse Changes or Undisclosed Facts. Other than as disclosed in this Agreement, in the books and records of the Corporation located at its Business premises or at the Vendor's business premises, or otherwise known to the Principals or the Purchaser, to the best of the knowledge of the Vendor,

          (a) there are no actions, suits, claims or proceedings by any person whatsoever pending or threatened against or affecting the
               Corporation or the Business at law or in equity or before any Governmental Authority;

          (b) there has been no material adverse change of the affairs, business prospects, liabilities, assets, operations or Condition of the Business, financial or otherwise, since the date of the Financial Statement; and

          (c) there are no facts or circumstances which might reasonably serve as a basis for, or give rise to, any material undisclosed liabilities or obligations on the part of the Corporation, other than those arising in the ordinary course of business (none of which is materially adverse).

     (5) Solvency. The Vendor is not insolvent nor has it committed an act of bankruptcy, proposed a comprise or arrangement to any of its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have it declared bankrupt or wound-up, taken any proceeding to have a receiver appointed of any part its assets, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property.

     (6) Non-Arm's Length Transactions. None of the Vendor nor any Affiliate (other than the Corporation), officer, director or employee of the Vendor owns, directly or indirectly, in whole or in part, any property that the Corporation uses in the operation of the Business.

     (7) Inter-Company Accounts. Schedule 1.1(v) provides a complete and accurate statement of all amounts owing up to the Closing Time by the Vendor or any Affiliate of it to the Corporation.

     (8)  Vendor Financial Statement. The Financial Statement

          (a) has been prepared in accordance with U.S. GAAP applied on a basis consistent with those of preceding fiscal periods;

          (b) presents fully, accurately and correctly in all material respects the assets, liabilities and financial condition of the Corporation as at such date to the extent required by U.S. GAAP; and

          (c) is in accordance with the books and records relating to the Corporation kept by the Vendor at its business premises.

     (9)  Tax Matters.
          ------------

          (a) For purposes of this Agreement, the term "Governmental Charges" means and includes all Taxes, customs duties, rates, levies, assessments, reassessments and other charges, together with all penalties, interest and fines with respect thereto, payable to any Governmental Authority.

          (b) To the best of the Vendor's knowledge, solely in respect of Governmental Charges payable to any Governmental Authority in the United States of America:

               (i) the Corporation has paid all Governmental Charges which are due and payable by it on or before the date hereof, except Governmental Charges, the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which appropriate reserves have been set aside on the books of the Corporation;

               (ii) there are no actions,  suits,  proceedings,  investigations, enquiries or claims now pending or made or threatened against the Corporation in respect of Governmental Charges; and

               (iii)the  Corporation  has  withheld  from  each  amount  paid or credited to any person the amount of Governmental Charges required to be withheld therefrom and has remitted such Governmental Charges to the proper tax or other receiving authorities within the time required under applicable legislation.

     (10) Liabilities. To the best of the Vendor's knowledge, the books and records relating to the Corporation which are kept by the Vendor on its business premises do not indicate that the Corporation has been or is now subject to any Liabilities required to be disclosed under U.S. GAAP other than those disclosed in the Financial Statement, this Agreement or arising in the ordinary course of business.

     (11) Residency. The Vendor is a non-resident of Canada within the meaning of the Income Tax Act (Canada).

     (12) Title to Purchased Shares. The Vendor is the owner of and has good and marketable title to the Purchased Shares, free and clear of all Encumbrances.

3.2  Representations and Warranties of the Purchaser

     The Purchaser represents and warrants to the Vendor as follows, and confirm that the Vendor is relying upon the accuracy of each of such representations and warranties in connection with the sale of the Purchased Shares and the completion of the other transactions hereunder:

     (1) Incorporation. The Purchaser is a corporation incorporated and subsisting under the laws of the Province of Ontario and has all requisite power and authority to own and lease its property, to carry on its business as now being conducted by it, to enter into each Transaction Document and to perform its obligations thereunder. The Purchaser is duly qualified to conduct its business and is in good standing or is subsisting in all jurisdictions in which it is required by virtue of the conduct of its business or the consummation of the transactions contemplated by this Agreement. All of the issued and outstanding shares in the capital of the Purchaser are directly or indirectly held by, or held by persons effectively Controlled by, the Principals.

     (2)  Capitalization.
          --------------

          (a) As of the date of this Agreement, prior to the authorization or issuance of the shares issuable upon exercise of any warrant issuable pursuant to the Warrant Agreement, the authorized capital stock of the Purchaser consists of unlimited numbers, in each case, of Special Voting Shares, Class A Common Shares and Common Shares, of which 80 Special Voting Shares, 80 Class A Shares and no Common Shares are presently outstanding, in each case as validly issued, fully paid and non-assessable shares in the capital of the Corporation. There are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into (whether by law, pre-emptive or contractual), shares of any class of capital stock of the Purchaser or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Purchaser or any of its subsidiaries is or may become bound (other than the Warrant Agreement ) relating to the issuance, repurchase or transfer of any shares of capital stock or options, warrants or rights to purchase or acquire any shares of capital stock of the Purchaser or any of its subsidiaries or relating to the voting of any shares of capital stock of the Purchaser or any of its subsidiaries.

          (b) A true and complete list of the holders of record of all issued and outstanding capital stock of the Purchaser is as follows:

               Name of Shareholder                 Number and Class of Shares
               -------------------                 --------------------------
               Brian Goldberg                       40 Special Voting Shares
               Anastasios Tsonis                    40 Special Voting Shares
               The GK Family Trust                  40 Class A Shares
               The Tas and Susan Tsonis             40 Class A Shares
               Family Trust

          The Purchaser has no subsidiaries, other than, upon completion of the transactions contemplated by this Agreement, the Corporation. After such completion the Purchaser will own 20 common shares in the capital thereof, constituting all of the issued and outstanding shares of the Corporation.

     (3) Authority and Binding Obligation. The Purchaser has good right and absolute authority to enter into the Transaction Documents to which it is a party and to purchase the Purchased Shares from the Vendor in the manner contemplated herein and to perform all of its obligations under the Transaction Documents. The Transaction Documents to which the Purchaser is a party and the transactions contemplated thereby have been duly authorized by the Purchaser and constitute legal, valid and binding obligations of the Purchaser enforceable against it in accordance with their respective terms (subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect with respect to creditors' rights). Each of the Transaction Documents to which the Purchaser is a party has been duly executed and delivered by the Purchaser.

     (4) No Violation. None of the execution and delivery of any Transaction Document by the Purchaser nor the observance and performance of the terms and provisions of the Transaction Documents on the part of the Purchaser to be observed and performed, constitutes a violation of applicable law or a violation or breach of the constating documents of the Purchaser or any provision of any contracts or other instrument to which the Purchaser is a party or by which any of them is bound, or of any order, writ, injunction, decree, statute, rule, by-law or regulation applicable to the Purchaser , or constitutes a default (or would with the passage of time or the giving of notice, or both, constitute a default) under any contract or other instrument to which the Purchaser is a party or by which it is bound.

     (5) Contractual and Regulatory Approvals. Other than as disclosed in this Agreement, neither the Purchaser nor the Corporation is under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any person are required to be obtained by it:

          (a) in connection with the completion of any of the transactions completed hereby, or

          (b) in order that the authority or ability of the Corporation to carry on the Business in the ordinary course and in the same manner as presently conducted remains in good standing and in full force and effect as of and following the closing of the transactions contemplated hereby.

     (6) Corporation Books and Records. The books of account and financial records of the Corporation which are kept on the Business premises of the Corporation have been kept in accordance with Canadian GAAP and procedures on a basis consistent with those of preceding accounting periods and fairly, accurately and correctly set out and disclose in all material respects the current financial position of the Corporation and all transactions of the Corporation have been accurately recorded in such books and records; provided that, the Purchaser makes no representation and warranty hereunder in respect of any adjustments to such books and records made by the Vendor.

     (7) Tax Matters. To the best of the Purchaser's knowledge, solely in respect of Governmental Charges payable to any Governmental Authority in Canada:

          (a) the Corporation has paid all Governmental Charges which are due and payable by it on or before the date hereof, except Governmental Charges, the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which appropriate reserves have been set aside on the books of the Corporation;

          (b)  there  are  no  actions,  suits,   proceedings,   investigations,
               enquiries or claims now pending or made or threatened against the Corporation in respect of Governmental Charges; and

          (c) the Corporation has withheld from each amount paid or credited to any person the amount of Governmental Charges required to be withheld therefrom and has remitted such Governmental Charges to the proper tax or other receiving authorities within the time required under applicable legislation.

     (8) Solvency. The Purchaser is not insolvent, nor has it committed any act of bankruptcy, proposed a compromise or arrangement to any of its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound up, taken any proceeding to have a receiver appointed of any part of its assets, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property.

     (9) Full Disclosure. To the best knowledge of the Purchaser, all material facts relating to the historical business, operations, financial condition, assets and Liabilities of the Corporation have been truthfully disclosed in all material respects to Vendor in this Agreement, including the Schedules hereto, except where the failure to so disclose would not reasonably be expected to be relevant to the Vendor in connection with the consummation of the transactions contemplated by this Agreement.


     ARTICLE 4 - SURVIVAL AND LIMITATIONS OF REPRESENTATIONS AND WARRANTIES

4.1  Survival of Warranties by the Vendor

     The representations and warranties made by the Vendor and contained in this Agreement, or contained in any document or certificate given in order to carry out the transactions contemplated hereby, will survive the closing of the purchase of the Purchased Shares provided for herein and, notwithstanding such closing, shall continue in full force and effect for the benefit of the Purchaser; provided that no Warranty Claim may be made or brought by the Purchaser after the date which is 2 years following the Closing Date.

     After the expiration of the period of time referred to above, the Vendor will be released from all obligations and liabilities in respect of the representations and warranties made by the Vendor and contained in this Agreement or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any Warranty Claims made by the Purchaser in writing prior to the expiration of such period.

4.2  Survival of Warranties by the Purchaser

     The representations and warranties made by the Purchaser and contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby will survive the closing of the purchase and sale of the Purchased Shares provided for herein and, notwithstanding such closing, shall continue in full force and effect for the benefit of the Vendor; provided that no Warranty Claim may be made or brought by the Vendor after the date which is 2 years following the Closing Date.

     After the expiration of the period of time referred to above in this section, the Purchaser will be released from all obligations and liabilities in respect of the representations and warranties made by it in this Agreement or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any Warranty Claims made by the Vendor in writing prior to the expiration of such period.


                             ARTICLE 5 - CONDITIONS

5.1  Conditions to the Obligations of the Purchaser

     Notwithstanding anything herein contained, the obligation of the Purchaser to complete the transactions provided for herein is subject to the fulfilment of the following conditions at or prior to the Closing Time.

     (1) No Restraining Proceedings. No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceeding shall be pending or threatened which, in the reasonable opinion of counsel to the Purchaser, is likely to result in an order, decision or ruling,

          (a) to disallow, enjoin, prohibit or impose any limitations or conditions on the purchase and sale of the Purchased Shares contemplated hereby or the right of the Purchaser to own the Purchased Shares; or

          (b) to impose any limitations or conditions which may have an adverse affect on the Business as carried on as of the date hereof or the Condition of the Corporation.

     (2) Consents. All consents required to be obtained in order to carry out the transactions contemplated hereby in compliance with all laws and material agreements binding upon the parties hereto are set forth on
          Schedule 5.1(2) hereto and shall have been obtained including, without limitation, the consent of the landlord of the Business premises of the Corporation and any consent required by any lender to the Vendor.

     (3) All of the Issued and Outstanding Shares. The Purchased Shares shall constitute all of the issued and outstanding shares in the capital of the Corporation, and there shall not, at the Closing Time, be any outstanding understanding or commitment (other than as contemplated by this Agreement), or any right or privilege (whether by law, pre-emptive or contractual right) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance, or conversion into, any of the issued shares in the capital of the Corporation or any securities of the Corporation.

     (4) Transfer of Purchased Shares. At the Closing, the Vendor shall cause all necessary steps and corporate proceedings to be taken in order to permit the Purchased Shares to be duly and regularly transferred to the Purchaser and the Vendor shall deliver to the Purchaser a certificate for such Purchased Shares duly registered in the name of the Purchaser.

     (5) Resignation of Officers and Directors. At or before the Closing, the Vendor will cause each person who is a director or officer of the Corporation, to submit his or her written resignation as a director or officer to the Corporation which will be effective at the Closing Time.

     (6) Management and Stockholders' Agreement. At the Closing, the Vendor will execute and deliver to the Corporation the Management and Stockholders' Agreement.

     (7) Inter-Company Accounts. At the Closing, the Vendor, the Purchaser and the Corporation shall have entered into the Assumption Agreement under which the Purchaser shall assume and be assigned all liability for the full amount of the Inter-Company Accounts.

     (8) s. 116 Certificate. At the Closing, of the Vendor will deliver to the Purchaser the s. 116 Certificate.

     (9)  Software  Licence and  Distribution  Agreement.  At the  Closing,  the
          Vendor will execute and deliver to the Corporation the Software Licence and Distribution Agreement in the form of the draft Software and Services Supply Agreement attached as Schedule 1.1(ii) hereto.

     (10) Outstanding Bank or Other Guarantees and Obligations. At or prior to Closing, the Vendor shall have provided evidence reasonably satisfactory to the Purchaser that all guarantees and other obligations entered into by the Corporation for the benefit or the Vendor, which are fully and completely disclosed in Schedule 5.1(10) hereto, have been fully released and discharged. Such evidence shall include a release agreement in favour of the Corporation and the Vendor from PNC Bank, National Association ("PNC") as Agent for the Lenders described in the Credit Agreement (as such term is defined in
          Schedule 5.1(10)) providing for the following: (a) the consent by PNC (on behalf of such Lenders) to the purchase and sale of the Purchased Shares under the terms of this Agreement, and (b) the irrevocable, absolute and unconditional release of all encumbrances on the
          Purchased Shares and on any and all real, personal, tangible or intangible property of the Corporation held by and in favour of PNC (on behalf of such Lenders).

     (11) Vendor Officer's Certificate. At the Closing, the Vendor shall deliver to the Purchaser a certificate, duly executed and delivered by an officer of the Vendor, certifying (a) as to the articles of incorporation and by-laws of the Vendor, (b) as to the approval of the Board of Directors of the Vendor to this Agreement and the transactions contemplated hereby, and (c) as to the incumbency and specimen signatures of certain officers of the Vendor.

     (12) Design Distribution Agreement. At or prior to Closing, the Corporation and the Vendor shall settle and enter into a form of non-exclusive distribution agreement setting out the current continuing agreement between such parties in respect of the granting by the Vendor to the Corporation of certain non-exclusive rights to sell, distribute and use designs previously developed by the Vendor known as the "Building Blocks" designs, such distribution agreement to be in form and content mutually acceptable to the Vendor and the Purchaser.

5.2  Conditions to the Obligations of the Vendor

     Notwithstanding anything herein contained, the obligation of the Vendor to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the Closing Time.

     (1) No Restraining Proceedings. No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceeding shall be pending or threatened which, in the reasonable opinion of counsel to the Vendor, is likely to result in an order, decision or ruling, to disallow, enjoin or prohibit the purchase and sale of the Purchased Shares contemplated hereby.

     (2) S.116 Certificate. The Vendor will have received the S.116 Certificate from Canada Customs and Revenue Agency.

     (3) Consents. All consents required to be obtained in order to carry out the transactions contemplated hereby in compliance with all laws and agreements binding upon the parties hereto shall have been obtained.

     (4) Warrant Agreement. At the Closing, the Purchaser and the Corporation shall execute and deliver to the Vendor the Warrant Agreement.

     (5) Inter-Company Accounts. At the Closing, the Vendor, the Purchaser and the Corporation shall have entered into the Assumption Agreement under which the Purchaser shall assume and be assigned all liability for the full amount of the Inter-Company Accounts.

     (6) Payment for Purchased Shares. At the Closing, the Purchaser shall pay and satisfy the Purchase Price in the manner contemplated by section
          2.2 hereof.

     (7) Purchaser Officer's Certificate. At the Closing, the Purchaser shall deliver to the Vendor a certificate, duly executed and delivered by an officer of the Purchaser, certifying (a) as to the articles of incorporation and by-laws of the Purchaser, (b) as to the approval of the Board of Directors of the Purchaser to this Agreement and the transactions contemplated hereby, and (c) as to the incumbency and specimen signatures of certain officers of the Purchaser.

     (8) Collateral and Guarantee Agreement. At the Closing, the Purchaser and the Corporation shall execute and deliver to the Vendor the Collateral and Guarantee Agreement.

     (9)  Software  Licence and  Distribution  Agreement.  At the  Closing,  the
          Corporation will execute and deliver to the Vendor the Software Licence and Distribution Agreement.

     (10) Resignation of Vendor Officers and Director. At the Closing, each of the Principals shall deliver their respective written resignations as officers and as a director of the Vendor.

     (11) Management and Stockholders' Agreement. At the Closing the Principals, the Purchaser, the Corporation, The GK Family Trust and The Tas and Susan Tsonis Family Trust shall execute and deliver to the Vendor the Management and Stockholders' Agreement.


                       ARTICLE 6 - POST-CLOSING COVENANTS

6.1  Post-Closing Covenants by the Vendor

     The Vendor agrees with the Purchaser that it will do or cause to be done the following:

     (1) Change of Control Tax Return. The Vendor agrees that the Purchaser shall be entitled to prepare and file the tax return for the Corporation in respect of the fiscal year ending as of the Closing Date and the Vendor shall co-operate fully with the Purchaser in connection with the preparation of such tax return, provided that, prior to filing such tax return, it shall be reviewed by the Vendor and its financial advisors and the Vendor's approval shall be obtained in respect of the filing thereof, such consent not to be unreasonably withheld.

     (2) Non-Solicitation. The Vendor agrees with the Purchaser and the Corporation that at all times until the October 31, 2005 (the "Release Date") it will not, and it will not allow any of its Affiliates to, without the prior written consent of the Purchaser and the
          Corporation, directly or indirectly, recruit, solicit, employ or otherwise retain any person who is employed or retained by the Corporation as at the date hereof or was employed or otherwise retained by the Corporation at any time during the 12 months prior to the date hereof, except as provided for in this Agreement or in respect of any former employees of the Corporation whose employment has been previously involuntarily terminated by it.

     (3) Loan of Test Machine. The Vendor and the Corporation will enter into a form of equipment loan and bailment agreement in respect of a specified single-head test machine approved by the Vendor for use by the Corporation on its Business premises, such agreement to be in form and content reasonably acceptable to the Vendor and the Purchaser.

6.2  Post Closing Covenants by the Purchaser

     (a) The Purchaser Agrees with the Vendor that it will do or cause to be done the following until the later to occur of (i) payment in full under the Secured Promissory Note, (ii) exercise in full of all warrants issued pursuant to the Warrant Agreement or the termination of the Warrant Agreement in accordance with its terms, or (iii) the Vendor and its Affiliates failing to own more than 1% of the outstanding voting shares of the Purchaser on a fully diluted basis:

     (1) Conduct of the Business. The Purchaser will not enter into the ownership, active management, development, construction or operation of any business other than the ownership, management, financing or operation of the Corporation. The Purchaser will cause the Corporation not to enter into the ownership, active management, development, construction or operation of any business other than those that are or are directly related to the software industry.

     (2) Compliance with Laws. The Purchaser and each of its Affiliates will use their respective best efforts to comply in all material respects with all applicable statutes, rules, regulations and orders of all Governmental Authorities with respect to the conduct of its business and the ownership of its assets.

     (b) Non-Solicitation. The Purchaser agrees with the Vendor that at all times until the Release Date it will not, and it will not allow any of its Affiliates to, without the prior written consent of the Vendor, directly or indirectly, recruit, solicit, employ or otherwise retain any person who is employed or retained by the Vendor as at the date hereof or was employed or otherwise retained by the Vendor at any time during the 12 months prior to the date hereof, except as provided for in this Agreement or in respect of any former employees of the Vendor whose employment has been previously involuntarily terminated by it.

     (c) Escrow Agreement. As soon as practicable following the Closing Date, the Corporation, the Purchaser and the Escrow Agent shall execute and deliver to the Vendor the Escrow Agreement.

     (d) Amendment to Articles. As soon as practicable, but in any event not later than 30 days, after the Closing Date, the Purchaser shall amend the articles of incorporation of the Purchaser to remove all restrictions whatsoever on the transfer of shares of any class of the Purchaser, and upon the completion of the issuance and filing of such articles of amendment, shall provide a copy thereof to the Vendor and its counsel. Until such time as none of the Vendor nor any Affiliate thereof beneficially owns any Warrants or Warrant Shares (as such terms are defined in the Warrant Agreement), without the prior written consent of Vendor the Purchaser shall not amend its articles of incorporation to create in any manner whatsoever a restriction on the transfer of any of the shares in the capital of the Purchaser.

6.3  Vendor/Purchaser Employee Obligations

     Subsequent to the Closing Time, the Vendor and/or Purchaser shall assume or continue the following obligations with respect to certain employees of the
Business:

     (a) the Vendor will maintain and continue total payment and other responsibilities and obligations with respect to Jimmy Lamb who shall continue solely as an employee of the Vendor; and

     (b) the Purchaser shall cause the Corporation to fully employ Claude Vlandis and Ioan Carabenciov as its employees working within the Business; the Vendor will provide payroll services with respect to such employees and shall directly pay their respective salary and benefits, provided that the Purchaser shall cause the Corporation to promptly reimburse the Vendor in full for all such salary and such benefits; the Vendor will only provide such services, salary and benefits for a period of six months from the date hereof.

6.4  Pre-Closing Governmental Charges

     The Vendor and the Purchaser agree that all Governmental Charges in respect of the Business activities of the Corporation for the period up to the close of business on the Closing Date shall be for the sole account of the Vendor. Accordingly, the Vendor agrees that upon receipt of written notice thereof from the Purchaser or the Corporation, the Vendor shall promptly pay the full amount of any such unpaid Governmental Charges to the Corporation. The Vendor further confirms its agreement that it shall indemnify and save harmless the Corporation from any such Governmental Charges which may arise subsequent to the Closing Date in respect of the Business activities of the Corporation up to the close of business on the Closing Date.

     The Purchaser agrees that in the event that any assessment or reassessment process in respect of any such unpaid Governmental Charges results in an abatement to Governmental Charges actually paid by the Corporation in respect of the Business activities of the Corporation for the period up to the close of business on the Closing Date, the Purchaser shall promptly pay the amount of such abatement to the Vendor upon the final determination of the abatement amount.


                              ARTICLE 7 - CLOSING

7.1  Closing Arrangements

     Subject to the terms and conditions hereof, the transactions contemplated herein shall be closed commencing at the Closing Time at the offices of Aird & Berlis LLP at BCE Place, 181 Bay Street, Suite 1800, Toronto, Ontario, M5J 2T9, or at such other place or places as may be mutually agreed upon by the Vendor and the Purchaser.

7.2  Documents to be Delivered

     At or before the Closing, the Vendor shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Purchaser, as applicable, all agreements, documents, instruments and records which are to be delivered by the Vendor pursuant to the provisions of this Agreement, and the Purchaser shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Vendor all cheques or bank drafts and all agreements, documents and instruments which the Purchaser or the Corporation, as applicable, are to deliver or to cause to be delivered pursuant to the provisions of this Agreement.


                          ARTICLE 8 - INDEMNIFICATION

8.1  Indemnity by the Vendor

     The Vendor agrees to indemnify and save harmless the Purchaser, the Corporation and their respective Affiliates, employees, representatives, agents, officers and directors, from and against any and all costs, expenses, losses, damages or liabilities (including, without limitation, reasonable solicitors' fees, interest and penalties, but excluding any punitive, exemplary, special or consequential damages) incurred by any of them with respect to or in connection with any loss or damage suffered by any of them as a result of any breach of, non-compliance with, or untruth of any of the warranties, representations or covenants of the Vendor contained in this Agreement, in any Schedule hereto, in any documents to be executed and delivered pursuant to this Agreement or in any documents executed and delivered in connection with the completion of the transactions contemplated hereby, including, without limiting the generality of the foregoing, all costs and expenses (including reasonable legal fees incurred in connection with any such loss or damage and in connection with any claim under this Article; provided that any claim made with respect thereto must be timely for purposes of Section 4 of this Agreement).

8.2  Indemnification By the Purchaser and Corporation

     The Purchaser and the Corporation, jointly and severally, agree to indemnify and save harmless the Vendor, its Affiliates and the employees, representatives, agents, officers and directors of the Vendor and its Affiliates from and against any and all costs, expenses, losses, damages or liabilities (including, without limitation, reasonable solicitors' fees, interest and penalties, but excluding any positive, exemplary, special or consequential damages) incurred by any of them with respect to or in connection with any loss or damage suffered by any of them as a result of any breach of, non-compliance with, or untruth of any of the warranties, representations or covenants of the Purchaser, the Corporation or the Principals contained in this Agreement, in any Schedule hereto, in any documents to be executed and delivered pursuant to this Agreement or in any documents executed and delivered in connection with the completion of the transactions contemplated hereby, including, without limiting the generality of the foregoing, all costs and expenses (including reasonable legal fees incurred in connection with any such loss or damage and in connection with any claim under this Article); provided that any claim made with respect thereto must be timely for purposes of Section 4 of this Agreement.

8.3  Notice to Third Party Claims

     Any person entitled to indemnification hereunder (the "Claimant") shall give written notice to the person from whom indemnification is claimed (the "Indemnifier"), as soon as reasonably possible, of any claims asserted by third parties for which the Indemnifier may be liable pursuant to the provisions of this Article 8 and shall provide reasonable particulars thereof. The failure of a Claimant to so notify an Indemnifier will not release the Indemnifier of any liability it may have to the Claimant except to the extent that the Indemnifier demonstrates its defence of the relevant claim is prejudiced thereby.

     The Indemnifier shall be entitled (but not required), at its sole expense, to participate in or to assume the defence of any suit or the conduct of any proceeding brought to enforce such claim or proceeding, provided that it so notifies the Claimant hereunder within 10 Business Days of receipt or deemed receipt of such notice and provided further that such dispute is prosecuted or negotiations conducted by the Indemnifier in good faith and with due diligence. In such event, the Claimant shall cooperate and shall be entitled to participate with the Indemnifier in maintaining such defence; provided that no settlement (unless the Indemnifier pays in full and such settlement includes a full release of the Claimant) may be made by the Indemnifier or the Claimant without the prior written consent of the other, which consent shall not be unreasonably withheld. Provided further, that in the event that the Claimant shall be unable to obtain timely advice from the Indemnifier with respect to any such matter relating to any such negotiations, the Claimant shall be entitled, at the expense of the Indemnifier, to deal with same in such manner as it, in the reasonable exercise of its judgment, deems appropriate.

     If the Indemnifier does not elect to participate in or assume the defence of such claim, the reasonable fees, costs and expenses of the counsel for the Claimant shall be paid by the Indemnifier. If the Indemnifier does elect to participate in or assume the defence of such claim, the Claimant shall have the right to retain other counsel to act on its behalf; provided that the fees and disbursements of such other counsel shall be paid by the Claimant except to the extent the representation of such parties by the same counsel would, in the reasonable opinion of counsel to the Indemnifier, be inappropriate due to the differing acts of, or potential differing interests between, them or potential differing legal defences, in which case such fees and disbursements shall be paid by the Indemnifier.

8.4  Rights are Exclusive

     Except for the rights provided in this Agreement, the parties hereto hereby waive any claim or cause of action pursuant to common or statutory law or otherwise against each other regarding obligations and liabilities of any nature whatsoever relating to the representations and warranties set out in Article 3 hereof.


                         ARTICLE 9 - GENERAL PROVISIONS

9.1  Further Assurances

     Each of the Vendor and the Purchaser agrees that at any time and from time to time after the Closing Date it will, upon the request of the other of them, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, assumptions, documents and assurances as may be required for fully carrying out and performing of all the terms of this Agreement.

9.2  Remedies Cumulative

     The rights and remedies of the parties under this Agreement are to the extent provided exclusive and otherwise cumulative and in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by any party hereto of any right or remedy for default or breach of any term, covenant or condition of this Agreement does not waive, alter, affect or prejudice any other right or remedy to which such party may be lawfully entitled for the same default or breach.

9.3  Notices

     All notices, requests, demands or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or by telefax confirmed by personal delivery no later than the next Business Day, addressed to such other party or delivered to such other party as follows:

      to the Vendor:           Hirsch International Corp.
                               200 Wireless Blvd.
                               Hauppauge, New York  11788-8803
                               Attention: Beverly Eichel
                               Telecopier No: 631.952.0665

      with a copy to:          Fried, Frank, Harris, Shriver & Jacobson
                               One New York Plaza
                               New York, New York  10004
                               Attention:  Craig F. Miller
                               Telecopier No: 212.859.8587

     (a)  to the Principals
          or the Purchaser:    Pulse Microsystems Ltd.
                               6711 Mississauga Road
                               Suite 300
                               Mississauga, Ontario
                               L5N 2W3
                               Attention: President
                               Telecopier No:    905.821.7331

          with a copy to:      Aird & Berlis LLP
                               BCE Place, Suite 1800
                               181 Bay Street West
                               Toronto, Ontario
                               M5J 2T9
                               Attention: Stephen K. Young
                               Telecopier No.: 416.863.1515

or at such other address as may be given by any of them to the others in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered or on the date of transmission if prior to 5:00 p.m. (local time).

9.4  Counterparts

     This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute but one and the same instrument.

9.5  Expenses of Parties

     Each of the parties hereto (a) shall bear all expenses incurred by it or him in connection with this Agreement including, without limitation, the charges of their respective counsel, accountants and financial advisors, and (b) acknowledges that the Corporation shall bear none of the Purchaser's expenses incurred prior to the Closing.

9.6  Brokerage and Finder's Fees

     The Vendor indemnifies the Purchaser and the Corporation and holds each of them harmless in respect of any claim for brokerage or other commissions relative to this Agreement or the transactions contemplated hereby which is caused by actions of the Vendor or any of its Affiliates. The Purchaser indemnifies the Vendor and holds it harmless in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby which is caused by actions of the Purchaser.

9.7  Assignment

     The rights of the Vendor hereunder shall not be assignable without the prior written consent of the Purchaser (which consent shall not be unreasonably withheld). The rights of the Purchaser hereunder shall not be assignable without the written consent of the Vendor (which consent shall not be unreasonably withheld).

9.8  Successors and Assigns

     This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective legal personal representatives, successors and permitted assigns. Nothing herein, unless express, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9.9  Entire Agreement

     This Agreement and the Schedules referred to herein constitute the entire agreement between the parties hereto and supersede all prior agreements, term sheets (including the October 15, 2002 term sheet) representations, warranties, promises, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth or referred to in this Agreement or in the Schedules, documents and instruments to be delivered on or before the Closing Date pursuant to this Agreement. The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the Schedules, documents and instruments to be delivered on or before the Closing Date, they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth or referred to in this Agreement or in such Schedules, documents or instruments.

9.10 Waiver

     Any party hereto which is entitled to the benefits of this Agreement may, and has the right to, waive any term or condition hereof at any time on or prior to the Closing Time; provided, however, that such waiver shall be evidenced by written instrument duly executed on behalf of such party.

9.11 Amendments

     No modification or amendment to this Agreement may be made unless agreed to by the parties hereto in writing.

9.12 Enforceability

     If any provision of this Agreement which is prohibited or found to be unenforceable, either in whole or in part, in any jurisdiction, then the unenforceable portion shall be terminated and as to such jurisdiction ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the day and year first above written.


                                      2017146 ONTARIO LIMITED


                                      Per:_________________________________
                                          Authorized Signatory


                                      HIRSCH INTERNATIONAL CORP.


                                      Per:_________________________________
                                          Authorized Signatory